SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2005

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction or incorporation or organization)	0-31659	(I.R.S. Employer Identification No.)

9645 Scranton Road, Suite 205 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8800

9255 Towne Centre Drive, Suite 255

San Diego, California 92121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 only if such subsequent filing specifically references this Form 8-K.

On February 10, 2005, Novatel Wireless, Inc. announced its financial results for the fourth quarter ended December 31, 2004 in a press release dated February 10, 2005. The press release is attached as Exhibit 99.1 to this filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report:

99.1	Press release dated February 10, 2005 containing financial results for Novatel Wireless, Inc. for the quarter ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: February 10, 2005	By:	/s/ Dan L. Halvorson
Dan L. Halvorson Chief Financial Officer and Treasurer, (Principal Financial and Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated February 10, 2005 containing financial information for Novatel Wireless, Inc. for the quarter ended December 31, 2004.